UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

           Bermuda                   001-31468              98-0428969
(State or Other Jurisdiction of  (Commission File Number) (I.R.S. Employer
Incorporation or Organization)                            Identification No.)

                                Montpelier House
                                94 Pitts Bay Road
                                 Pembroke HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-5550

                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.


Item 7.01 Regulation FD Disclosure.

On October 24, 2007, Montpelier Re Holdings Ltd. issued a press release announcing its third quarter 2007 results, which is attached as Exhibit 99.1. The Company also posted its September 30, 2007 Financial Supplement on their website, which is attached as Exhibit 99.2.



Item 9.01 Financial Statements and Exhibits.


Exhibit No.       Description of Exhibit
-------------     --------------------------------------------------------------

99.1              Press Release of the Registrant dated October 24, 2007

99.2              September  30, 2007 Financial Supplement of the Registrant



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Montpelier Re Holdings Ltd.
                                        ---------------------------
                                               (Registrant)

         October 24, 2007           By: /s/ Jonathan B. Kim
                                        ----------------------------
  -------------------------------
               Date                     Name:   Jonathan B. Kim
                                        Title:  General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit No.        Description of Exhibit
--------------     -------------------------------------------------------------

99.1               Press Release of the Registrant dated October 24, 2007

99.2               September 30, 2007 Financial Supplement of the Registrant